SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 5, 2003

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-7410 (Commission File Number)	25-1233834 (I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith.

Exhibit	Description

Number

99.1	Mellon Financial Corporation Business Sectors Financial Information and Financial Trends through First Quarter 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION
Date: May 5, 2003
By: /s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Mellon Financial Corporation Business Sectors Financial Information and Financial Trends through First Quarter 2003.	Filed herewith